J.P. Morgan Conference Presentation January 2024 Exhibit 99.1

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding the progress and timing of the clinical development of the programs across our portfolio, including the expected therapeutic benefits of our programs, timing of enrollment completion, and potential efficacy and tolerability; the timing of clinical data updates across our pipeline; the possibility that unconfirmed results from these trials will not be confirmed by additional data as our clinical trials progress; the potential of our product candidates to address a major unmet medical need; expectations regarding our pipeline, operating plan, use of capital, expenses and other financial results; our cash runway projection; the competitive landscape and potential market opportunities for our product candidates; the expected strategic benefits under our collaborations; our ability to successfully establish or maintain collaborations or strategic relationships for our product candidates; expectations regarding current and future interactions with the U.S. Food and Drug Administration (FDA); our ability to manufacture our product candidates in conformity with the FDA’s requirements; the capabilities and development of our DynamoTM platform; our plans to develop, manufacture and commercialize our current product candidates and any future product candidates; and the implementation of our business model and strategic plans for our business, current product candidates and any future product candidates. The words “may,” “might,” “will,” “could,” “would,” “should,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions, or the negative thereof, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.  Any forward-looking statements in this presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks associated with: the impact of global economic uncertainty, geopolitical instability, or public health epidemics or outbreaks of an infectious disease on countries or regions in which we have operations or do business, as well as on the timing and anticipated results of our clinical trials, strategy, future operations and profitability; the delay of any current or planned clinical trials or the development of our drug candidates; the risk that the preliminary results of our preclinical or clinical trials may not be predictive of future or final results in connection with future clinical trials of our product candidates; our ability to successfully demonstrate the safety and efficacy of our drug candidates; the timing and outcome of our planned interactions with regulatory authorities; and obtaining, maintaining and protecting our intellectual property. These and other risks, uncertainties and important factors are described in the section entitled "Risk Factors" in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as any subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent our views only as of the date of this presentation and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners.

Relay Tx – Productive and Evolving Platform


Deep structural understanding
Chemical biology insights
EXPERIMENTATION
Physics-based simulations
AI / ML
COMPUTATION
PEOPLE

Already Productive Platform…

IND	Compound	Achievement
2019	Migoprotafib[1] (SHP2)	Partnered with GNE
2020	Lirafugratinib[2] (FGFR2)	Enrolled ~450+ pt
2021	RLY-2608 (PI3Kα)	Clinical POC
2022	RLY-5836 (PI3Kα)	Clinical Start
2023	RLY-2139 (CDK2)	Clinic Ready

…Potential To Generate More Assets In Future

Pipeline	7+ pre-clinical programs
TAs	Oncology and Genetic Disease
Modalities	Inhibitors, chaperones and degraders
Platform	Expansion of integrated tools & capabilities

~$811M

Cash, cash equivalents and investments as of the end of 3Q 2023

1. GDC-1971; 2. RLY-4008

© 2024 Relay Therapeutics

3

2016 Exp. Comp. Relay Tx’s Dynamo™ Platform – Evolution to Highly Integrated Tools & Team 2020 Exp. Comp. 2024 Dynamo Platform COMPUTATION PEOPLE EXPERIMENTATION Degrader Design ML-DEL Automated Chem Design

Relay Tx – Productive Platform Against Intractable Challenges FGFR2 FGFR1 FGFR2 Lirafugratinib (RLY-4008): Isoform Selective 2020 PI3Kα RLY-2608: Mutant Selective 2021 Migoprotafib (GDC-1971): Rapid proof of platform SHP2 2019

Relay Tx – Broad Precision Medicine Pipeline

RELAY THERAPEUTICS

Target	Program		Preclinical	Early Clinical	Late Clinical	Annual US Patient #
PI3Kα franchise	RLY-2608 $PI3K\alpha^{PAN}$	Monotherapy				~10-71K breast cancer *~76-243K all solid tumors*
		Endocrine Tx (ET) doublet				
		CDK4/6i + ET triplet				
	RLY-5836 ($PI3K\alpha^{PAN}$)	Dose Escalation	*Deprioritized*			
	$PI3K\alpha^{H1047R}$					~4-27K breast cancer *~15-50K all solid tumors*
FGFR2	Lirafugratinib (RLY-4008)					~11-35K[4]
Solid Tumor	2 programs					*To be announced*
Genetic Disease	2 programs					*To be announced*
CDK2	RLY-2139		*Paused; IND ready*			~35K[2]
ERα	RLY-1013 (Degrader)		*Paused at DC*			~30-205K[3]
SHP2	Migoprotafib (GDC-1971) Genentech A Member of the Roche Group		3 ongoing combo studies			~36-69K[5]

Note: Unless otherwise indicated, patient #'s refer to total annual number of US patients with late-line cancers compared to comprehensive annual incidence that may be amenable to treatment with our programs

1. Unless otherwise indicated, all breast cancer patient numbers refer to HR+/HER2- breast cancer tumors; 2. ~35K HR+/HER2- breast cancer patients expected to receive CDK 4/6 inhibitors in adjuvant setting, first-line setting, and second-line setting in 2024, per Decision Resources Breast Cancer Market Forecast report dated November 2023; 3. HR+/HER2- US late-line breast cancer patients compared to HR+/HER2- US incident breast cancer patients; 4. FGFR2 altered late-line solid tumors compared to comprehensive annual FGFR2 altered incident solid tumors including additional FGFR gene fusions and rearrangements resulting from truncation of the protein at exon 18 and all breast cancer patients with FGFR2 alterations; 5. SHP2 combo only includes KRAS G12C in lung and colorectal, EGFR mutations in lung, and ALK fusions in lung

© 2024 Relay Therapeutics

6

Relay Tx – Strategic Focus Early-Stage Research Programs 7+ pre-clinical programs in Oncology and Genetic Disease New program(s) to be disclosed in 2024 RLY-2608 Pan-mutant selective PI3Kα inhibitor RLY-2608 selected over RLY-5836 Ribociclib triplet initiated Lirafugratinib (RLY-4008) Selective FGFR2 inhibitor Gather clinical data to determine strategy

Relay Tx – Broad Precision Medicine Pipeline

Target	Program		Preclinical	Early Clinical	Late Clinical
PI3Kα franchise	RLY-2608 PI3Kα^{PAN}	Monotherapy			
		Endocrine Tx (ET) doublet			
		CDK4/6i + ET triplet			
	RLY-5836 (PI3Kα^{PAN})	Dose Escalation	*Deprioritized*		
	PI3Kα^{H1047R}				
CDK2	RLY-2139		*Paused; IND ready*		
ERα	RLY-1013 (Degrader)		*Paused at DC*		
FGFR2	Lirafugratinib (RLY-4008)				
Solid Tumor	2 programs				
Genetic Disease	2 programs				
SHP2	Migoprotafib (GDC-1971) Genentech A Member of the Roche Group		3 ongoing combo studies		

© 2024 Relay Therapeutics

8

Breast Cancer – Evolving Landscape With Very Large Market Opportunity

$27B Market Size of (Neo)adjuvant and 1L Metastatic HR+/HER2- Breast Cancer

	(Neo)adjuvant & 1L Metastatic HR+/HER2- Breast Cancer							Later Line BC	
Tx Paradigm	**CDK**		**ET-Backbone**		**PI3Kα Pathway**			**Other**	
Current Tx → Evolving SoC	CDK4/6 inhibitors	CDK4 or CDK2 selective	AI / fulvestrant	ER Degraders & other SERDs	Non-Mutant Selective Inhibitors (Inavolasib*, Alpelisib & Capivasertib)	PI3Kα Mutant-specific: Pan-Mutant	PI3Kα Mutant-specific: H1047R	Chemo	ADC
RELAY THERAPEUTICS		✓		✓		✓	✓		
NOVARTIS	✓				✓				
Pfizer	✓	✓		✓					
Roche				✓	✓				
Lilly	✓						✓		
AstraZeneca				✓	✓				✓
GILEAD									✓

* Inavolisib is an investigational therapy in Ph3 studies

Source: Decision Resources Group – Breast Cancer Disease Landscape & Forecast (Nov 2023). 2031 Projection

© 2024 Relay Therapeutics

9

PI3Kα Represents a Major Market Opportunity

All Solid Tumors	Breast Cancer	HR+/HER2- Breast Cancer
14% *of all solid tumors with PI3Kα mutation*	**35%** *of Breast Cancer patients have PI3Kα mutation*	**~150k** *US HR+/HER2- Breast Cancer Patients[1] with PI3Kα mutation*

~120k pt	~18k	~14k
(Neo)adjuvant	1L	2L

RLY-2608 has the potential to address very large patient population

Sources: 3rd party data; Global Data HER2-/HR+ Breast Cancer Global Patient Forecast, October 2023;
1. Includes prevalent PI3Kα mutated HR+/HER2- patients receiving therapy in Neo/Adjuvant setting (includes incident patients in 2023 receiving endocrine or non-endocrine therapy in Neo/Adjuvant settings [~50k], and patients diagnosed in previous years with local/regional disease receiving sequential endocrine therapy in 2023 [~69k]), and prevalent PI3Kα mutated HR+/HER2- metastatic patients receiving therapy in 1L or 2L setting; 2. Approved in combination with fulvestrant in patients with at least one prior endocrine-based regimen in metastatic setting or early progression on endocrine therapy (during or within 12 months of completing adjuvant treatment)

© 2024 Relay Therapeutics
10

RLY-2608 – Safety Profiles of Existing PI3Kα Pathway Compounds 9% 6% 72% 60% 12% 10% 19% 38% 29% 2% 14% 16% 59% 62% Gr3+ Gr1-2 Diarrhea Rash Hyperglycemia Safety & Tolerability Sources: 1. Turner N Engl J Med 2023; 388:2058-2070; 2. Rugo 2021 Lancet Oncol 22:489; 3. SABCS 2021 #P5-17-05; * For PIK3CAmut HR+/HER2- breast cancer in combination with fulvestrant; Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. Most closely approximates ReDiscover demographics among these trials* 97% 47% 42% 100% 0% 6% 70% 0% 18% Ph1b Arm D (N=60)3 ByLIEVE (N=127)2 CapiTELLO-291 (N=355)1 Inavolisib + fulvestrant Alpelisib + fulvestrant Capivasertib + fulvestrant Doublet Combination Regimens HbA1C Enrollment Criteria Disease Pre-Treatment % prior CDK4/6 % prior fulv % prior chemo / ADC <7% ≤6.4% <8.0%

RLY-2608 – Efficacy Profiles of Existing PI3Kα Pathway Compounds

Doublet Combination Regimens		Capivasertib + fulvestrant CapiTELLO-291 *(N=355)*[1]	Alpelisib + fulvestrant ByLIEVE *(N=127)*[2]	Inavolisib + fulvestrant Ph1b Arm D *(N=60)*[3]
HbA1C Enrollment Criteria		<8.0%	≤6.4%	<7%
Disease Pre-Treatment	% prior CDK4/6	70%	100%	97%
	% prior fulv	0%	0%	47%
	% prior chemo / ADC	18%	6%	42%
Efficacy	ORR	29%	19%	19%
	CBR	*NR*	46%	48%
	mPFS	7.3 (5.5)	8.0	7.1

Most closely approximates ReDiscover demographics among these trials* (Inavolisib + fulvestrant)

5.5mo PFS in CDK4/6-experienced pt (Capivasertib + fulvestrant)

RW mPFS ~4-6mo vs. 8mo ByLIEVE (Alpelisib + fulvestrant)

Sources: 1. Turner N Engl J Med 2023; 388:2058-2070; 2. Rugo 2021 Lancet Oncol 22:489; 3. SABCS 2021 #P5-17-05; * For *PIK3CA*mut HR+/HER2- breast cancer in combination with fulvestrant; Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

© 2024 Relay Therapeutics

12

SABCS 2023 – Encouraging Validation of PI3Kα Targeting in 1L Breast Cancer

RELAY THERAPEUTICS

Inavolisib + Palbociclib + Fulvestrant doubled PFS vs. Fulvestrant + Palbociclib Alone



6-month
12-month
18-month
82.9%
55.9%
55.9%
32.6%
46.2%
21.1%
PFS (%)
Time (mo)
Inavo+Palbo+Fulv
Pbo+Palbo+Fulv
Censored
Inavo+Palbo+Fulv (n=161)
Pbo+Palbo+Fulv (n=164)
No. of events, n (%) 82 (50.9) 113 (68.9)
Median (95% CI), mo 15.0 (11.3, 20.5) 7.3 (5.6, 9.3)
Stratified hazard ratio (95% CI) 0.43 (0.32, 0.59)
p<0.0001

15.0mo mPFS
Vs. 7.3mo pbo

HR: 0.43

Demonstrated manageable safety in heavily selected, metabolically stable patient population

However, INAVO120 Ph 3 Trial Included Only a Subset of 1L HR+/HER2- Breast Cancer

Total US 1L BC Population

INAVO120 Enrollment Restrictions

1. **Endocrine Resistant Only** — **40%** of 1L BC pop.
2. **Non-Pre-Diabetic or Diabetic** — **50%** of US Pop.

US 1L BC Population which meets enrollment criteria — **~20%**

Metabolically selected patients limit market size

Source: SABCS 2023 GS03-13

© 2024 Relay Therapeutics

13

PI3Kα – Proprietary Insights Unlock Novel Approaches A differentiated understanding of the structure of PI3Kα and its relationship to function equips Relay Tx to design optimal mutant-selective inhibitors of PI3Kα Designed pan-mutant selective PI3Kα inhibitor (PI3KαPAN) Discovered novel allosteric pocket favored in mutant protein Solved first full-length structures of PI3Kα (mutant and wild-type) Mutant PI3Kα Orthosteric Site

Preliminary data as of 24 July 2023

RLY-2608 – ReDiscoverTrial Interim Part 1 Results

RLY-2608 + fulvestrant

Dose Escalation

Dose	N
1000mg BID	N=1
800mg BID	N=10
600mg BID	N=17
400mg BID	N=5
200mg BID	N=3
100mg BID	N=3

Favorable PK Profile Across Dose Levels


BID
800mg
600mg
400mg
200mg
100mg
RLY-2608 Plasma Concentration (ng/mL)
Mean+SD
10000
5000
0
0
2
4
6
8
10
12
Time (h)
~80% pAKT inhibition (predicted from mouse PK/PD models)
~50% pAKT inhibition

No DLTs and MTD has yet to be defined
Dose-dependent increase in exposure and low peak to trough fluctuations across dose levels
Continuous coverage at ~IC80+ across dosing interval at 400mg BID combo and above

© 2024 Relay Therapeutics

15

Preliminary data as of 24 July 2023

RLY-2608 – 600 mg BID Dose Selected for Expansion Cohort
17 Breast Cancer Patients Treated with RLY-2608 600 mg BID Dose + Fulvestrant

Breast Cancer Patients 600 mg BID RLY-2608 + Fulvestrant (N=17)


Cycle
1 2 3 4 5 6 7 8 9 10 11
Measurable Disease
Kinase
Helical
Other
BOR
Treatment (mg)
Y
SD
PR
NE
600 BID
Treatment
RLY-2608 + Fulvestrant 600 mg BID (N=17)
Ongoing (N=16)
Assessment
PR
NN
SD
PD
0 4 8 12 16 20 24 28 32 36 40 44
Duration on treatment (weeks); median (range) = 12 (1 to 41)


Best % change from baseline (RECIST v1.1)
50 40 30 20 10 0
0 -10 -20 -30 -40 -50 -60 -70 -80 -90 -100
BOR = Best Overall Response:
PR Partial Response
SD Stable Disease
Treatment (mg)
600 BID
DoE (weeks)
12 41 36 16 12
Double
Other
Helical
Kinase
BOR
SD SD SD SD PR

RLY 2608 + Fulvestrant 600mg BID:
- 86% (6/7) CBR in patients with at least 6 months follow up
- Confirmed PR achieved in 1 of 5 efficacy evaluable[1] patients with measurable disease
- 17 patients treated, 15 remain on treatment*
- mDoT: 12wk (range: 1-41wk)

CBR: Clinical Benefit defined as all patients with confirmed complete response or partial response or stable disease ≥24 weeks; evaluable patients started treatment ≥24 weeks prior to the data cutoff
* Note: one additional pt at 600mg BID dose remains on treatment after PD assessment; 1. Efficacy analysis includes patients with measurable disease who had opportunity for ≥1 tumor assessment or discontinued treatment with <1 tumor assessment

© 2024 Relay Therapeutics
Preliminary data as of 07/24/2023 16

Note: one 1000mg BID combo pt not shown; pt had Gr2 glucose elevation per alpelisib label criteria; Data represent mean per cohort +/- standard deviation Source: Central lab analysis RLY-2608 – Limited Observed Impact on Glucose Homeostasis Supports Selectivity Grade 3 (250-500 mg/dL) Grade 2  (160-250 mg/dL) Grade 1 (115-160 mg/dL) Alpelisib label criteria RLY-2608 + Fulvestrant Combination No Grade 3 hyperglycemia per CTCAE v5.0 Preliminary data as of 07/24/2023 Preliminary data as of 24 July 2023

RLY-2608 – Safety Profiles of Existing PI3Kα Pathway Compounds Data below are not from head-to-head studies. Cross-trial data interpretation should be considered with caution as it is limited by differences in study population and many other factors. Ph1b Arm D (N=60)3 Inavolisib + fulvestrant Ph1b Arm F (N=16)1 Inavolisib + palbociclib + fulv 15% 6% 60% 59% 62% 69% 5% 4% 45% 42% 6% 6% 12% Gr3+ Gr1-2 Diarrhea Rash Hyperglycemia Safety & Tolerability Inavolisib + palbociclib + fulv INAVO120 (N=162)2 Ph1b Arm E (N=20)1 Inavolisib + palbociclib + fulv ReDiscover (N=17 at 600mg BID) RLY-2608 + fulvestrant Most metabolically restricted enrollment Arm F: Patients administered prophylactic metformin per protocol Sources: 1. SABCS 2020 #PS-11-11; 2. SABCS 2023 GS03-13; 3. SABCS 2021 #P5-17-05 Preliminary data as of 07/24/2023 Preliminary data as of 24 July 2023 Least metabolically restricted enrollment

RLY-2608 – ReDiscover Trial Design – Doublet

Study Arm | **Dose Escalation** | **Dose Expansion**

RLY-2608 + Fulvestrant Doublet

2L+
Potential Line of Tx

Dose escalation fully enrolled

- 1000mg BID
- 800mg BID
- 600mg BID → Expansion cohort (opened July 2023): 600mg BID (N=20); Add'l Expansion Cohort (4Q 2023): 600mg BID (N=20)
- 400mg BID → 400mg BID (N=20)
- 200mg BID
- 100mg BID

400 mg expansion cohort initiated in Q4 2023

600 mg expansion cohort initiated in July 2023

Initial cohort fully enrolled, additional cohort opened

Next RLY-2608 doublet data to be disclosed in 2H 2024 after further data maturation

© 2024 Relay Therapeutics

19

RLY-2608 – ReDiscover Trial Design – CDK4/6 Triplet



Study Arm
Dose Escalation
Dose Expansion
RLY-2608 + Fulvestrant Doublet
2L+
1000mg BID
800mg BID
600mg BID
400mg BID
200mg BID
100mg BID
600mg BID (N=20)
600mg BID (N=20)
400mg BID (N=20)
RLY-2608 + Fulvestrant + Ribociclib Triplet
1L / 2L
Potential Line of Tx
RLY-2608: 600mg BID
RLY-2608: 400mg BID
+
Ribociclib: 600mg QD
RLY-2608: 600mg BID
RLY-2608: 400mg BID
+
Ribociclib: 400mg QD
Ribociclib triplet initiated in Q4 2023
RLY-2608 + Ribociclib Expansion Cohort
Potential for additional triplets

Initial Ribociclib triplet safety data to be disclosed in 2H 2024

© 2024 Relay Therapeutics
20

RLY-2608 – ReDiscover Combination Trial Design


Study Arm
Dose Escalation
Dose Expansion
RLY-2608 + Fulvestrant Doublet
2L+
1000mg BID
800mg BID
600mg BID
400mg BID
200mg BID
100mg BID
600mg BID (N=20)
600mg BID (N=20)
400mg BID (N=20)
600 mg expansion cohort fully enrolled; add'l cohort opened
RLY-2608 + Fulvestrant + Ribociclib Triplet
1L / 2L
RLY-2608: 400mg & 600mg BID
+
Ribo: 600mg QD
RLY-2608: 400mg & 600mg BID
+
Ribo: 400mg QD
Ribociclib triplet initiated Q4 2023
RLY-2608 + Ribociclib Expansion Cohort
Potential for additional triplets

© 2024 Relay Therapeutics
21

RLY-2608 – ReDiscover Milestones Next RLY-2608 data update in 2H 2024 Study Arm Dose Escalation Dose Expansion RLY-2608 + Fulvestrant + Ribociclib Triplet Potential Line of Tx 1L / 2L Ribociclib Triplet cohort Initiated Q4 2023 Ribociclib triplet safety data in 2H 2024 RLY-2608 + Fulvestrant Doublet 2L+ Dose escalation fully enrolled Data update in 2H 2024 600 mg BID Doublet cohort Initiated July 2023 Fully enrolled + increased size Data update in 2H 2024 400 mg BID Doublet cohort Initiated in Q4 2023

Relay Tx – Broad Precision Medicine Pipeline

Target	Program		Preclinical	Early Clinical	Late Clinical
PI3Kα franchise	RLY-2608 PI3Kα^{PAN}	Monotherapy			
		Endocrine Tx (ET) doublet			
		CDK4/6i + ET triplet			
	RLY-5836 (PI3Kα^{PAN})	Dose Escalation	*Deprioritized*		
	PI3Kα^{H1047R}				
FGFR2	**Lirafugratinib (RLY-4008)**				
Solid Tumor	2 programs				
Genetic Disease	2 programs				
CDK2	RLY-2139		*Paused; IND ready*		
ERα	ERα Degrader		*Paused at DC*		
SHP2	Migoprotafib (GDC-1971) Genentech A Member of the Roche Group		3 ongoing combo studies		

© 2024 Relay Therapeutics
23

FGFR2 – Limitations of Current CCA and Non-CCA Treatment Options

FGFR1-4 static structures look the same



FGFR1
FGFR2

No FGFR2-targeted therapy available

Pan-FGFRi's lead to high rates of off-target toxicity, esp. for FGFR1,4

FDA Approved Compound[1]	% of Patients with Hyperphosphatemia	% of Patients with Diarrhea
Pemigatinib	93%	39%
Futibatinib	88%	33%
Erdafitinib	71%	59%

Chemo and other late line therapies also have high rates of AEs and dose modifications

Efficacy limited by off-target tox

CCA

36-42% ORR in currently approved tx[1]
(in fusion+ CCA, FGFRi-naïve pt)

Non-CCA Solid Tumors

0-15% ORR in approved late-line tx[2]
(based on NCCN guidelines)

mPFS 1-5mo in non-CCA solid tumors

1. Sources: Pemigatinib – prescribing information; futibatinib – prescribing Information; erdafitinib – prescribing information; (note: AEs are reflective of respective label indications); 2. Reflects reported ORRs in key randomized studies evaluating NCCN recommended regimens for recurrent/metastatic patients (second/third line or later) for the following tumor types: HR+ breast cancer, gastric cancer, pancreatic cancer, NSCLC, ovarian cancer, and head and neck;
Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

© 2024 Relay Therapeutics

24

Lirafugratinib (RLY-4008) – Embodies The Power of Our R&D Engine

Motion Based Drug Design…

Relay Approach

Protein motion



…Created First Known Selective FGFR2


FGFR2
TK
TKL
STE
CK1
AGC
CAMK
CMGC
OTHER

Strong Clinical Execution Drives Rapid Pathway to Potential Registration

Sep 2020 – First Patient Dosed

demonstrated PoC, RP2D selected, expansion cohorts initiated

Oct 2023 – Pivotal Cohort Fully Enrolled

~450 Patients Treated Within 3 Years[1]

1. RLY-4008-101 treated patient total as of 29 Sept 2023

© 2024 Relay Therapeutics

25

Lirafugratinib (RLY-4008) – Evolution of Data Maturity 2021 – Initial Clinical Activity Demonstrated1 2022 – Interim Efficacy in CCA Fusion2 2023 – Interim Tumor Agnostic Efficacy3 Non-CCA Fusions 35% Amps 24% Muts 13% Breast 40% Gastric 19% NSCLC 2of4 N = 49 (All solid tumors) N = 38 (fusion+, FGFRi-naïve CCA) N = 84 (non-CCA solid tumor expansion cohorts) 58-82% cORR Early evidence of activity Tumor agnostic data and regulatory update in 2H 2024 Data presented at: 1. 2021 ENA Meeting (data as of 09 September 2021); 2. 2022 ESMO Congress (data as of 01 August 2022); 3. 2023 Triple Meeting (data as of 27 September 2023)

Relay Tx – Broad Precision Medicine Pipeline

Target	Program		Preclinical	Early Clinical	Late Clinical
PI3Kα franchise	RLY-2608 PI3Kα^{PAN}	Monotherapy			
		Endocrine Tx (ET) doublet			
		CDK4/6i + ET triplet			
	RLY-5836 (PI3Kα^{PAN})	Dose Escalation	*Deprioritized*		
	PI3Kα^{H1047R}				
FGFR2	Lirafugratinib (RLY-4008)				
Solid Tumor	2 programs				
Genetic Disease	2 programs				
CDK2	RLY-2139		*Paused; IND ready*		
ERα	ERα Degrader		*Paused at DC*		
SHP2	**Migoprotafib (GDC-1971)** Genentech A Member of the Roche Group		3 ongoing combo studies		

© 2024 Relay Therapeutics
27

SHP2 – Genentech Global Collaboration for Migoprotafib (GDC-1971) Collaboration provides meaningful economics to Relay Tx1 Migoprotafib + Atezolizumab (PD-L1 Ab) initiated August 2022 Migoprotafib + GDC-6036 (KRAS G12Ci) initiated July 2021 Unconfirmed ORR: 53% (30/57 patients) Confirmed ORR: 46% (26/57 patients) Three ongoing trials with migoprotafib Clinical Update for GDC-6036 Monotherapy at World Lung 2022 Migoprotafib + Osimertinib/Cetuximab (EGFRi) initiated July 2023 Source: World Lung 2022 #OA03.04 As of September 30, 2023: $110 million in upfront & milestone payments received, and eligible to receive up to $685M in potential additional total milestones, low-to-mid teen royalties on global net sales plus additional royalties upon approval of GDC-1971 and GDC-6036 in combination

Relay Tx – Broad Precision Medicine Pipeline

Target	Program		Preclinical / Early Clinical / Late Clinical	Annual US Patient #
PI3Kα franchise	RLY-2608 PI3Kα^{PAN}	Monotherapy		~10-71K breast cancer *~76-243K all solid tumors*
		Endocrine Tx (ET) doublet		
		CDK4/6i + ET triplet		
	RLY-5836 (PI3Kα^{PAN})	Dose Escalation	*Deprioritized*	
	PI3Kα^{H1047R}			~4-27K breast cancer *~15-50K all solid tumors*
FGFR2	Lirafugratinib (RLY-4008)			~11-35K[4]
Solid Tumor	2 programs			*To be announced*
Genetic Disease	2 programs			*To be announced*
CDK2	RLY-2139		*Paused; IND ready*	~35K[2]
ERα	RLY-1013 (Degrader)		*Paused at DC*	~30-205K[3]
SHP2	Migoprotafib (GDC-1971) Genentech A Member of the Roche Group		3 ongoing combo studies	~36-69K[5]

Note: Unless otherwise indicated, patient #'s refer to total annual number of US patients with late-line cancers compared to comprehensive annual incidence that may be amenable to treatment with our programs

1. Unless otherwise indicated, all breast cancer patient numbers refer to HR+/HER2- breast cancer tumors; 2. ~35K HR+/HER2- breast cancer patients expected to receive CDK 4/6 inhibitors in adjuvant setting, first-line setting, and second-line setting in 2024, per Decision Resources Breast Cancer Market Forecast report dated November 2023; 3. HR+/HER2- US late-line breast cancer patients compared to HR+/HER2- US incident breast cancer patients; 4. FGFR2 altered late-line solid tumors compared to comprehensive annual FGFR2 altered incident solid tumors including additional FGFR gene fusions and rearrangements resulting from truncation of the protein at exon 18 and all breast cancer patients with FGFR2 alterations; 5. SHP2 combo only includes KRAS G12C in lung and colorectal, EGFR mutations in lung, and ALK fusions in lung

© 2024 Relay Therapeutics

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Relay Tx’s Execution Focus Continuing to achieve the goals we set JPM Conference 2021 JPM Conference 2023 JPM Conference 2022 JPM Conference 2020

Relay Tx – Capital, Team & Execution Focus to Deliver on Milestones

RELAY THERAPEUTICS

2024 Corporate Objectives

RLY-2608 Doublet *(PI3Kα)*	• Additional clinical data in 2H 2024
RLY-2608 Triplet *(PI3Kα)*	✓ Ribociclib triplet initiation in Q4 2023 • Ribociclib triplet safety data in 2H 2024
Lirafugratibnib (RLY-4008) *(FGFR2)*	• Tumor agnostic data and regulatory update in 2H 2024
Pre-clinical Pipeline *(Targets unnamed)*	• New program(s) to be disclosed in 2024 • *7+ undisclosed programs in preclinical development and additional early-stage efforts across platform*
Migoprotafib (GDC-1971) Genentech A Member of the Roche Group *(SHP2)*	• Three ongoing combination trials **Genentech controls data disclosures*

Goal is a first- or best-in-class profile

Significant Capital to Achieve Goals

~$811M

Cash, cash equivalents and investments as of the end of 3Q 2023

Expected to be sufficient to fund current operating plan into 2H 2026

© 2024 Relay Therapeutics

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